UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2009

NATURE’S SUNSHINE PRODUCTS, INC.

(Exact name of registrant specified in its charter)

Utah	0-8707	87-0327982
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 East 1700 South, Provo, Utah		84606
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone, including area code: (801) 342-4300

N/A

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 6, 2009, at the 2009 Annual Meeting of Shareholders (the “Annual Meeting”) of Nature’s Sunshine Products, Inc. (the “Company”), the Company’s shareholders  adopted and approved the Nature’s Sunshine Products, Inc. 2009 Stock Incentive Plan (the “2009 Incentive Plan”), which was previously approved by the Board of Directors on September 24, 2009, subject to shareholder approval.  The 2009 Incentive Plan provides for the grant of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalent rights, performance awards, stock awards and other stock-based awards (collectively “Awards”).  The Company’s Compensation Committee of the Board of Directors has authority and discretion to determine the type of Award as well as the amount, terms and conditions of each Award under the 2009 Incentive Plan, subject to the limitations of the 2009 Incentive Plan.

The purpose of the 2009 Incentive Plan is to help the Company in attracting and retaining employees, officers, consultants, independent contractors, advisors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through various stock-based arrangements and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Company’s stockholders.

A total of 750,000 shares of the Company’s common stock are authorized for the granting of awards under the 2009 Incentive Plan. The number of shares available for Awards, as well as the terms of outstanding awards, are subject to adjustment as provided in the 2009 Incentive Plan for stock splits, stock dividends, recapitalizations and other similar events.

This summary of 2009 Incentive Plan is qualified in its entirety by reference to the full text of the 2009 Incentive plan, a copy of which is attached as Appendix C to the Company’s Definitive Proxy for its 2009 Annual Shareholder Meeting filed with the Securities and Exchange Commission on October 19, 2009 and incorporated herein by this reference. In addition, a more detailed summary of the 2009 Incentive Plan can be found in such Definitive Proxy Statement, which is incorporated herein by this reference. A copy of the form of Non-Qualified Stock Options Award Agreement under the 2009 Incentive Plans is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits.

(d)           The following documents are filed as exhibits to this report:

Item No.	Exhibit
99.1	Form of Non-Qualified Stock Option Award Agreement under the Nature’s Sunshine Products, Inc. 2009 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATURE’S SUNSHINE PRODUCTS, INC.

Dated: November 12, 2009	By:	/s/ Stephen M. Bunker
Stephen M. Bunker, Chief Financial Officer